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                            POOL ENERGY SERVICES CO.

             $150,000,000 8-5/8% SENIOR SUBORDINATED NOTES DUE 2008

                               PURCHASE AGREEMENT

                                                                  March 26, 1998

SBC WARBURG DILLON READ INC.
MORGAN STANLEY & CO. INCORPORATED
JOHNSON RICE & COMPANY L.L.C.
as Initial Purchasers
c/o SBC Warburg Dillon Read Inc.
535 Madison Avenue
New York, New York  10022

Dear Sirs:

         Pool Energy Services Co. (the "Issuer"), proposes to issue and sell to SBC Warburg Dillon Read Inc., Morgan Stanley & Co. Incorporated and Johnson Rice & Company L.L.C. (the "Initial Purchasers") $150,000,000 aggregate principal amount of its 8-5/8% Senior Subordinated Notes due 2008 (the "Notes"). The Notes will be issued pursuant to an indenture (the "Indenture"), to be dated the Closing Date (as defined below), by and among the Issuer and the guarantors listed on the signature pages hereto (collectively, the "Subsidiary Guarantors") and Marine Midland Bank as trustee (the "Trustee"). The Issuer's obligations under the Notes and the New Notes (as defined below) will be unconditionally guaranteed on a senior subordinated basis by each of the Subsidiary Guarantors pursuant to each of their guarantees (the "Subsidiary Guarantees"). All references herein to the Notes or the New Notes include the related Subsidiary Guarantees, unless the context otherwise requires. Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Indenture or the Offering Memorandum (as defined below).

         The Notes will be offered and sold to the Initial Purchasers pursuant to an exemption from the registration requirements under the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the "Act"), including the documents incorporated by reference therein. The Issuer has prepared a preliminary offering memorandum, dated March , 1998, including the documents incorporated by reference therein (the "Preliminary Offering Memorandum"), and a final offering memorandum, dated and available for distribution on the date hereof, including the documents incorporated by reference therein (the "Offering Memorandum"), relating to the Issuer, the Subsidiary Guarantors and the Notes.


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         The Initial Purchasers have advised the Issuer that the Initial
Purchasers intend, as soon as they deem it advisable after this Purchase Agreement (the "Agreement") has been executed and delivered, to resell (the "Exempt Resales") the Notes purchased by the Initial Purchasers under this Purchase Agreement (this "Agreement") in private sales exempt from registration under the Act on the terms set forth in the Offering Memorandum, as amended or supplemented, solely to (i) persons whom the Initial Purchasers reasonably believe to be "qualified institutional buyers," as defined in Rule 144A under the Act ("QIBs"), in compliance with Rule 144A and (ii) other eligible purchasers pursuant to offers and sales that occur outside the U.S. within the meaning of Regulation S under the Act. The persons specified in clauses (i) and
(ii) of the preceding sentence are sometimes collectively referred to herein as the "Eligible Purchasers", and the offering and sale of the Notes to the Initial Purchasers and Eligible Purchasers are sometimes referred to herein as the "Offering".

         Holders (including subsequent transferees) of the Notes will have the registration rights set forth in the registration rights agreement, to be dated the Closing Date (the "Registration Rights Agreement"), among the Issuer, the Subsidiary Guarantors and the Initial Purchasers, for so long as such Notes constitute "Transfer Restricted Securities" (as defined in the Registration Rights Agreement). Pursuant to the Registration Rights Agreement, the Issuer and the Subsidiary Guarantors will agree to (a) file with the Securities and Exchange Commission (the "Commission"), under the circumstances set forth in the Registration Rights Agreement, (i) a registration statement under the Act (the "Exchange Offer Registration Statement") relating to the Issuer's 8-5/8% Senior Subordinated Notes due 2008 to be offered in exchange (the "New Notes") for the Notes (the "Exchange Offer") and/or (ii) a shelf registration statement pursuant to Rule 415 under the Act (the "Shelf Registration Statement" and, together with the Exchange Offer Registration Statement, the "Registration Statements") relating to the resale by certain holders of the Notes, and (b) use their best efforts to cause such Registration Statements to be declared effective as soon as practicable on or prior to 120 days after the Closing Date. This Agreement, the Notes, the New Notes, the Indenture and the Registration Rights Agreement are hereinafter sometimes referred to collectively as the "Operative Documents."

         Upon original issuance of the Notes and until such time as the same is no longer required under the applicable requirements of the Act, the Notes shall bear a legend substantially in the form provided in the Offering Memorandum.

         The net proceeds of the sale of the Notes will be used in the manner described in the Offering Memorandum.

         The Issuer, each of the Subsidiary Guarantors, and the Initial Purchasers agree as follows:

         1. SALE AND PURCHASE. Upon the basis of the representations, warranties and covenants contained in this Agreement, and subject to the other terms and conditions herein set forth, the Issuer agrees to issue and sell to the Initial Purchasers, and the Initial Purchasers agree to purchase from the Issuer, the aggregate principal amount of the Notes. The purchase price for the


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Notes shall be 97.25% of their principal amount. The Issuer shall cause each
Subsidiary Guarantor to unconditionally guarantee on a senior subordinated basis the Issuer's obligations under the Notes and the New Notes.

         2. PAYMENT AND DELIVERY. Payment of the purchase price for the Notes shall be made to the Issuer by wire transfer of immediately available funds, to an account of the Issuer designated by the Issuer at least two business days prior to the payment date, against delivery of the certificates for the Notes for the account of the Initial Purchasers. Delivery of, and payment of the purchase price for, the Notes shall be made at 10:00 a.m., New York City time, on the third business day following the date of this Agreement (the "Closing Date") at the offices of Vinson & Elkins L.L.P., 2300 First City Tower, 1001 Fannin, Houston, Texas 77002. The Closing Date, and the location of delivery of, and the form of payment for, the Notes may be varied by mutual agreement between the Initial Purchaser and the Issuer.

         One or more of the Notes in global form or certificated form, as the case may be, registered in such names as the Initial Purchasers may request upon at least one business day's notice prior to the Closing Date, having an aggregate principal amount corresponding to the aggregate principal amount of the Notes sold pursuant to Exempt Resales to QIBs, in the case of the Notes in global form, and to other Eligible Purchasers, in the case of Notes in certificated form sold pursuant to Regulation S, shall be delivered by the Issuer to the Initial Purchasers (or as the Initial Purchasers direct), against payment by the Initial Purchasers of the purchase price therefor by means of transfer of immediately available funds (including book transfer) reasonably acceptable to the Initial Purchasers and the Issuer to the order of the Issuer. The Notes shall be made available to the Initial Purchasers for inspection not later than 9:30 a.m., New York City time, on the business day immediately preceding the Closing Date.

         3. CERTAIN AGREEMENTS OF THE ISSUER AND SUBSIDIARY GUARANTORS. The Issuer and the Subsidiary Guarantors, jointly and severally, covenant and agree with the Initial Purchasers as follows:

         (a) To furnish the Initial Purchasers and those persons identified by the Initial Purchasers, without charge, with as many copies of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments or supplements thereto, as the Initial Purchasers may reasonably request for purposes contemplated by the Act. The Issuer and Subsidiary Guarantors consent to the use of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments and supplements thereto required pursuant to this Agreement, by the Initial Purchasers in connection with Exempt Resales that are in compliance with Section 4(B) of this Agreement.

         (b) Not to amend or supplement the Offering Memorandum prior to the Closing Date unless the Initial Purchasers shall previously have been advised of, and shall not have objected to in writing (any such objection not to be unreasonable), such amendment or supplement within a reasonable time, but in any event not longer than five days after being furnished with a copy of such amendment or supplement. The Issuer shall promptly prepare, upon the Initial Purchasers'


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reasonable request, any amendment or supplement to the Offering Memorandum that may be necessary or advisable in connection with Exempt Resales.

         (c) If, during the time that an Offering Memorandum is required to be delivered in connection with any Exempt Resales or market-making transactions after the date of this Agreement and prior to the consummation of the Exchange Offer, any event shall occur that, in the judgment of the Issuer or any of the Subsidiary Guarantors or in the judgment of counsel to the Initial Purchasers, makes any statement of a material fact in the Offering Memorandum untrue or that requires the making of any additions to or changes in the Offering Memorandum in order to make such statements in the Offering Memorandum, in the light of the circumstances under which they are made, not misleading, or if it is necessary to amend or supplement the Offering Memorandum to comply with all applicable laws, the Issuer and the Subsidiary Guarantors shall promptly notify the Initial Purchasers of such event and prepare an appropriate amendment or supplement to the Offering Memorandum so that (i) such statements in the Offering Memorandum as amended or supplemented will, in the light of the circumstances at the time that the Offering Memorandum is delivered to prospective Eligible Purchasers, not be misleading and (ii) the Offering Memorandum will comply with applicable law.

         (d) To furnish such information as may be required and otherwise to cooperate with the Initial Purchasers and counsel to the Initial Purchasers in qualifying the Notes and New Notes for offering and sale under the securities or Blue Sky laws of such jurisdictions as the Initial Purchasers may request and to maintain such qualification in effect so long as required for the Exempt Resales; provided that neither the Issuer nor any Subsidiary Guarantor shall be required to qualify as a foreign partnership, limited liability company or corporation in any jurisdiction in which it is not so qualified or to file a general consent to service of process in any such jurisdiction or subject itself to taxation in excess of a nominal dollar amount in any such jurisdiction where it is not then so subject (except service of process with respect to the offering and sale of the Notes and New Notes).

         (e) To advise the Initial Purchasers promptly and, if requested by the Initial Purchasers, to confirm such advice in writing, of the issuance by any securities commission of any stop order or notification suspending the qualification or exemption from qualification of any of the Notes for offering or sale in any jurisdiction, or the initiation of any proceeding for such purpose by any state securities commission or other regulatory authority. The Issuer shall use its reasonable best efforts (unless otherwise agreed by the Initial Purchasers) to prevent the issuance of any stop order or order suspending the qualification or exemption of any of the Notes under any state securities or Blue Sky laws, and if at any time any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption of any of the Notes under any state securities or Blue Sky laws, the Issuer shall use its reasonable best efforts (unless otherwise agreed by the Initial Purchasers) to obtain the withdrawal or lifting of such order at the earliest possible time.

         (f) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement becomes effective or is terminated, to pay all costs, expenses, fees, disbursements (including fees, expenses and disbursements of counsel) and stamp, documentary or similar taxes


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incident to and in connection with: (i) the preparation, printing, filing and distribution of the Preliminary Offering Memorandum and the Offering Memorandum (including, without limitation, financial statements) and all amendments and supplements thereto, (ii) the preparation and delivery of the Operative Documents and all other agreements, memoranda, correspondence and documents prepared and delivered in connection with this Agreement and with the Exempt Resales, (iii) the issuance, transfer and delivery by the Issuer and the Subsidiary Guarantors of the Notes and the Subsidiary Guarantees, respectively, to the Initial Purchasers, (iv) the qualification or registration of the Notes for offer and sale under the securities or Blue Sky laws of the several states (including, without limitation, the cost of printing and mailing a preliminary and final Blue Sky memorandum and the fees and disbursements of counsel to the Initial Purchasers relating thereto), (v) the furnishing of such copies of the Preliminary Offering Memorandum and the Offering Memorandum, and all amendments and supplements thereto, as may be reasonably requested for use in connection with Exempt Resales, (vi) the preparation of certificates for the Notes and New Notes (including, without limitation, printing and engraving thereof), (vii) the application for eligibility of the Notes for trading in the Private Offerings, Resales and Trading through Automated Linkages ("PORTAL") market of the National Association of Securities Dealers, Inc. ("NASD"), including, but not limited to, all application fees and expenses, (viii) the approval of the Notes and New Notes by The Depository Trust Company ("DTC") for "book-entry" transfer, (ix) the rating of the Notes and New Notes by rating agencies, (x) the fees and expenses of the Trustee and its counsel and (xi) the performance by the Issuer and the Subsidiary Guarantors of their other obligations under the Operative Documents, including, but not limited to, the fees, disbursements and expenses of the Issuer's counsel and accountants. It is understood, however, that, except as provided in clause (iv) above in this Section, and Sections 5, 7 and 10(d) hereof, the Initial Purchasers will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Notes or New Notes by them, and any advertising expenses connected with any offers they may make.

         (g) To use the net proceeds from the sale of the Notes in the manner described in the Offering Memorandum under the caption "Use of Proceeds."

         (h) To do and perform all things required to be done and performed under this Agreement by it prior to or after the Closing Date and to satisfy all conditions precedent on its part to the delivery of the Notes.

         (i) Not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Act) that would be integrated with the sale of the Notes in a manner that would require the registration under the Act of the sale of the Notes to the Initial Purchasers or any Eligible Purchasers.

         (j) During the period of two years after the Closing Date or, if earlier, until such time as the Notes are no longer restricted securities (as defined in Rule 144 under the Act), not to, and not to permit any of its affiliates (as defined in Rule 144 under the Act) to, resell any of the Notes that have been reacquired by any of them.


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         (k)      Not to engage, or allow any of its affiliates, or any person acting on its behalf (other than in any case any Initial Purchasers, as to whom the Issuer and the Subsidiary Guarantors make no covenant) to engage, in any form of general solicitation or general advertising (within the meaning of Regulation D under the Act) in connection with any offer or sale of the Notes.

         (l) Not to engage, or allow any of its affiliates, or any person acting on its behalf (other than in any case any Initial Purchasers, as to whom the Issuer and the Subsidiary Guarantors make no covenant), to engage in any directed selling effort with respect to the Notes, and agree to comply with the offering restrictions requirement of Regulation S under the Act. Terms used in this paragraph have the meanings given to them by Regulation S.

         (m) In connection with the Offering, until the Initial Purchasers shall have notified the Issuer of the completion of the resale of the Notes, not to, and not to permit any of its affiliates to, either alone or with one or more other persons, bid for or purchase for any account in which it or any of its affiliates has a beneficial interest in any Notes; and neither it nor any of its affiliates will make bids or purchases for the purpose of creating actual, or apparent, active trading in, or of raising the price of, the Notes.

         (n) During the period of two years after the Closing Date or, if earlier, until such time as the Notes are no longer restricted securities (as defined in Rule 144 under the Act), not to be or become an investment company required to be registered, but not registered, under the Investment Company Act of 1940, as amended (the "Investment Company Act").

         (o) From and after the Closing Date, for so long as any of the Notes remain outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) under the Act and during any period in which the Issuer is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to make available the information required by Rule 144A(d)(4) under the Act to (i) any holder or beneficial owner of Notes in connection with any sale of such Notes and (ii) any prospective purchaser of such Notes from any such holder or beneficial owner designated by the holder or beneficial owner.

         (p) To comply with all of its agreements set forth in the Registration Rights Agreement and all agreements set forth in the representations letter of the Issuer to DTC relating to the approval of the Notes by DTC for "book-entry" transfer.

         (q) To use its best efforts to effect the eligibility of the Notes for trading in the PORTAL market and to obtain approval of the Notes by DTC for "book-entry" transfer.

         (r) From and after the Closing Date, for so long as any of the Notes remain outstanding, to deliver without charge to the Initial Purchasers, promptly upon their becoming available, copies of (i) all reports and other communications (financial or otherwise) that the Issuer shall mail or otherwise make available to its security holders, (ii) all reports or financial statements furnished to or filed by the Issuer and each of the Subsidiary Guarantors with the Commission or any national


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securities exchange and (iii) such other information as the Initial Purchasers may reasonably request regarding the Issuer and its subsidiaries.

         (s) Prior to the Closing Date, to furnish to the Initial Purchasers, as soon as they have been prepared by the Issuer and the Subsidiary Guarantors, a copy of any regularly prepared internal financial statements of the Issuer and each of the Subsidiary Guarantors for any period subsequent to the period covered by the financial statements appearing in the Offering Memorandum and prior to the Closing Date.

         (t) Not to distribute prior to the Closing Date any offering material in connection with the offer and sale of the Notes other than the Preliminary Offering Memorandum and the Offering Memorandum.

         4.       REPRESENTATIONS AND WARRANTIES.

         (A) The Issuer and each of the Subsidiary Guarantors, jointly and severally, represent and warrant to the Initial Purchasers that:

         (1) Each of the Preliminary Offering Memorandum and the Offering Memorandum has been prepared in connection with the Exempt Resales. Neither the Preliminary Offering Memorandum nor the Offering Memorandum, or any supplement or amendment thereto, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Issuer and the Subsidiary Guarantors make no representation or warranty with respect to information contained in or omitted from the Preliminary Offering Memorandum or the Offering Memorandum, as supplemented or amended, in reliance upon and in conformity with information relating to the Initial Purchasers furnished to the Issuer by or on behalf of the Initial Purchasers expressly for use in the Preliminary Offering Memorandum or the Offering Memorandum or any supplement or amendment thereto. No order prohibiting the use of either the Preliminary Offering Memorandum or the Offering Memorandum or asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Act has been issued or threatened. Except as disclosed in the Offering Memorandum, on the date of this Agreement, the Issuer's Annual Report on Form 10-K most recently filed with the Securities and Exchange Commission (the "Commission") and all subsequent reports (collectively, the "Exchange Act Reports") which have been filed by the Issuer with the Commission or sent to stockholders pursuant to the Securities Exchange Act of 1934 (the "Exchange Act") do not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such documents, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder.

         (2) As of the date of this Agreement, the Issuer has the authorized, issued and outstanding capitalization as set forth under the heading entitled "Actual" in the section of the Offering


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Memorandum entitled "Capitalization" and, as of the Closing Date, the Issuer
shall have an authorized capitalization as set forth under the heading entitled "Pro Forma As Adjusted" in the section of the Offering Memorandum entitled "Capitalization."

         (3) The Issuer, either directly or indirectly through a Subsidiary Guarantor, owns, all of the outstanding capital stock, partnership interests, membership interests and other securities evidencing equity ownership of each of the Subsidiary Guarantors, free and clear of any pledge, fiduciary transfer, security interest, claim, lien, limitation on voting rights or encumbrance, and all such securities will have been duly authorized and validly issued, fully paid and nonassessable and have not been issued in violation of, or subject to, any preemptive, first refusal or similar rights. There are not any outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock, partnership interests, membership interests or other equity interest of any Subsidiary Guarantor.

         (4) The Issuer and each of its subsidiaries have been duly organized, are validly existing as corporations in good standing under the laws of their respective jurisdictions of organization and have all requisite power and authority under their constituent documents and applicable laws to (a) carry on its business as it is currently being conducted and as proposed to be conducted, in each case as described in the Offering Memorandum and (b) own, lease and operate its respective properties in accordance with its business as currently and as proposed to be conducted. The Issuer and each of its subsidiaries is duly qualified and in good standing as a foreign entity authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not, either individually or in the aggregate, result in a Material Adverse Effect. A "Material Adverse Effect" means any material adverse effect on the business, condition (financial or other), properties, assets, liabilities, results of operations or prospects of the Issuer and its subsidiaries taken as a whole.

         (5) The Issuer and each of the Subsidiary Guarantors has all requisite power and authority to execute, deliver and perform all of its obligations under the Operative Documents and to consummate the transactions contemplated by the Operative Documents and, without limitation, the Issuer has all requisite power and authority to issue, sell and deliver the Notes and New Notes and each of the Subsidiary Guarantors has all requisite power and authority to execute, deliver and perform all of its obligations under the Subsidiary Guarantees.

         (6) This Agreement has been duly and validly authorized, executed and delivered by the Issuer and each of the Subsidiary Guarantors.

         (7) The Indenture has been duly and validly authorized by the Issuer and each of the Subsidiary Guarantors and, when duly executed and delivered by the Issuer and each of the Subsidiary Guarantors, will be a legal, valid and binding agreement of each of the Issuer and the Subsidiary Guarantors, enforceable against each of them in accordance with its terms, except that enforceability of the Indenture may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general


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principles of equity. The Indenture, when executed and delivered, will conform in all material respects to the description thereof in the Offering Memorandum.

         (8) The Notes have been duly and validly authorized for issuance and sale to the Initial Purchasers by the Issuer and, when issued, authenticated and delivered by the Issuer against payment by the Initial Purchasers in accordance with the terms of this Agreement and the Indenture, the Notes will be legal, valid and binding obligations of the Issuer, entitled to the benefits of the Indenture and enforceable against the Issuer in accordance with their terms, except that enforceability of the Notes may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity. The Notes, when executed, authenticated and delivered, will conform in all material respects to the description thereof in the Offering Memorandum.

         (9) The New Notes have been duly and validly authorized for issuance by the Issuer and, when issued, authenticated and delivered by the Issuer in accordance with the terms of the Exchange Offer and the Indenture, the New Notes will be legal, valid and binding joint and several obligations of each of the Issuer, entitled to the benefits of the Indenture and enforceable against the Issuer in accordance with their terms, except that enforceability of the New Notes may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity. The New Notes, when executed, authenticated and delivered, will conform in all material respects to the description thereof in the Offering Memorandum.

         (10) The Subsidiary Guarantees have been duly and validly authorized by the Subsidiary Guarantors and, when the Notes are executed and delivered in accordance with the terms of the Indenture and, in the case of the Subsidiary Guarantees on the New Notes, when the New Notes are executed and delivered in accordance with the Registration Rights Agreement, will be legal, valid and binding joint and several obligations of the Subsidiary Guarantors, enforceable against each of them in accordance with their terms, except that enforceability of the Subsidiary Guarantees may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity. The Subsidiary Guarantees, when executed and delivered, will conform in all material respects to the description thereof in the Offering Memorandum.

         (11) The Registration Rights Agreement has been duly and validly authorized by the Issuer and each of the Subsidiary Guarantors and, when duly executed and delivered by the Issuer and each of the Subsidiary Guarantors, will be a legal, valid and binding agreement of the Issuer and each of the Subsidiary Guarantors, enforceable against each of them in accordance with its terms, except that (a) enforceability of the Registration Rights Agreement may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity and (b) any rights to indemnity or contribution thereunder may be limited by federal and state securities laws and public policy


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considerations. The Registration Rights Agreement, when executed and delivered, will conform in all material respects to the description thereof in the Offering Memorandum.

         (12) None of the Issuer or its subsidiaries is (a) in violation of its articles of incorporation, charter, bylaws or other organizational document or (b) in default (or, with notice or lapse of time or both, would be in default) in the performance or observance of any obligation, agreement, covenant or condition contained in any bond, debenture, note, indenture, mortgage, deed of trust, loan agreement, lease, license, storage or service agreement, authorization, permit, certificate or other agreement or instrument to which any of them is a party or by which any of them is bound or to which any of their assets or properties is subject (collectively, "Agreements and Instruments"), or
(c) in violation of any law, statute, rule, regulation, judgment, order or decree of any domestic or foreign court with jurisdiction over any of them or any of their assets or properties or other governmental or regulatory authority, agency or other body, that, in the case of clauses (b) and (c) above, would, either individually or in the aggregate, result in a Material Adverse Effect. There exists no condition that, with notice or lapse of time or both, would constitute a default by the Issuer or any of its subsidiaries under any such Agreements and Instruments or the items referred to in clause (c) of the preceding paragraph or result in the imposition of any penalty or the acceleration of any indebtedness, other than penalties, defaults or conditions that would not, either individually or in the aggregate, result in a Material Adverse Effect.

         (13) The execution, delivery or performance by the Issuer and the Subsidiary Guarantors of this Agreement and each of the other Operative Documents to which they are a party, and the use of the proceeds of the sale of the Notes in the manner contemplated by the Offering Memorandum, does not or will not violate, conflict with or constitute a breach of any of the terms or provisions of, or a default under (or an event that with notice or the lapse of time, or both, would constitute a default), or require consent not already obtained under (as of the Closing Date), or result in the creation or imposition of a lien, charge or encumbrance on any property or assets of the Issuer or any of the Subsidiary Guarantors pursuant to (a) the articles of incorporation, charter, bylaws or other organizational documents of the Issuer or any of the Subsidiary Guarantors, (b) any bond, debenture, note, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Issuer or any of the Subsidiary Guarantors is a party or by which the Issuer or any of the Subsidiary Guarantors is bound or to which any of the property or assets of the Issuer or any of the Subsidiary Guarantors is subject, (c) any law, statute, rule or regulation applicable to the Issuer or any of the Subsidiary Guarantors or their assets or properties or (d) any judgment, order or decree of any domestic or foreign court or governmental agency or authority having jurisdiction over the Issuer or any of the Subsidiary Guarantors or their assets or properties, except as would not, either individually or in the aggregate, affect the validity of, or any of the rights under, the Notes or result in a Material Adverse Effect. Assuming the accuracy of the representations and warranties of the Initial Purchasers in
Section 4(B) of this Agreement, no consent, approval, authorization or order of, or filing, registration, qualification, license or permit of or with, any court or governmental agency, body or administrative agency, domestic or foreign, is required to be obtained or made for the execution, delivery and performance of this Agreement or any of the other Operative Documents, or any of the transactions contemplated thereby or the planned expansion of the Issuer's facilities as described in the Offering Memorandum, except (a) such that have been obtained or made and are in full force and effect, (b) registration of the offer and sale of the New Notes under the Act pursuant to the Registration Rights Agreement and
(c) such as may be required by the NASD or pursuant to the Blue Sky law of any state. No consents or waivers from any other person or entity are required for the execution, delivery and performance of this Agreement or any of the other Operative Documents, or any of the transactions contemplated thereby, except such as have been obtained or made and are in full force and effect.

         (14) There is (a) no action, suit or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending or, to the knowledge of the Issuer or its subsidiaries, threatened or contemplated, to which the Issuer or any of its subsidiaries is or may be a party or to which the business, assets or property of such person is or may be subject, (b) except as set forth in the Offering Memorandum, no statute, rule, regulation or order that has been enacted, adopted or issued or, to the knowledge of the Issuer or its subsidiaries, that has been proposed by any governmental body or agency, domestic or foreign, (c) no injunction, restraining order or order of any nature by a federal or state court or foreign court of competent jurisdiction to which the Issuer or any of its subsidiaries is or may be subject that would be reasonably likely to in the case of the preceding clauses, either individually or in the aggregate, (1) result in a Material Adverse Effect, or (2) interfere with or adversely affect the issuance of the Notes or the New Notes or the Subsidiary Guarantees in any jurisdiction or adversely affect the consummation of the transactions contemplated by any of the Operative Documents or the planned acquisition of Sea Mar, Inc. ("Sea Mar") as described in the Offering Memorandum. Every request of any securities authority or agency of any jurisdiction for additional information with respect to Notes or the New Notes that has been received by the Issuer, the Subsidiary Guarantors or their counsel prior to the date hereof has been, or will prior to the Closing Date be, complied with.

         (15) No labor disturbance by the employees of the Issuer or any of its subsidiaries exists or, to the knowledge of the Issuer or the Subsidiary Guarantors, is imminent that might reasonably be expected to result in a Material Adverse Effect; the Issuer and its subsidiaries are in compliance in all respects with, as applicable and except where a failure to so comply would not, individually or in the aggregate, have a Material Adverse Effect, all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA").

         (16) The Issuer and each of its subsidiaries (a) is in compliance with, and not subject to costs or liabilities under, any and all local, state, provincial, federal and foreign laws, regulations, rules of common law, orders and decrees, as in effect as of the date hereof, and any presently effective judgments, decrees, orders and injunctions issued or promulgated thereunder, including those relating to pollution or protection of public and employee health and safety and the environment applicable to it or its business or operations or ownership or use of its property ("Environmental Laws"), other than such noncompliance or costs or liabilities that would not, either individually or in the aggregate, result in a Material Adverse Effect, and (b) possesses all permits, certificates of public convenience and necessity, licenses, authorizations, or other approvals required under applicable Environmental Laws, other than such permits, certificates, licenses, authorizations or approvals the lack of which would not, either individually or in the aggregate, result in a Material Adverse Effect. All currently pending and, to its knowledge, threatened proceedings, notices of violation, demands, notices of potential responsibility or liability, suits and existing environmental or other conditions with respect to which the Issuer or its subsidiaries could reasonably be expected to have any liability are fully and accurately described in all material respects in the Offering Memorandum except as would not, either individually or in the aggregate, result in a Material Adverse Effect. The Issuer maintains a system of internal management controls sufficient to provide reasonable assurance that all material sampling, analytical, recordkeeping and reporting requirements under applicable Environmental Laws are implemented, executed and maintained in accordance with the requirements of such Environmental Laws.

         (17) The Issuer and each of its subsidiaries has (a) good and marketable title to all of the properties and assets described in the Offering Memorandum as owned by it and good and marketable title to the leasehold estates in the real and personal property described in the Offering Memorandum as leased by it, free and clear of all Liens (as defined in the Indenture), except for Liens described in the Offering Memorandum, Liens permitted under the Indenture and such Liens as would not, either individually or in the aggregate, result in a Material Adverse Effect, (b) all licenses, certificates, permits, authorizations, approvals, franchises and other rights from, and has made all declarations and filings with, all federal, state, local and foreign authorities, all self-regulatory authorities and all courts and other tribunals (each, an "Authorization") to (i) carry on its business as it is currently being conducted and as described in the Offering Memorandum, (ii) own, lease, license and operate its respective properties in accordance with its business as currently conducted, and (iii) proceed with the acquisition of Sea Mar, and (c) no reason to believe that any governmental body or agency, domestic or foreign, is considering limiting, suspending or revoking any such Authorization, except where such limiting, suspending or revoking would not, either individually or in the aggregate, result in a Material Adverse Effect. All such Authorizations are valid and in full force and effect and the Issuer and each of its subsidiaries is in compliance with the terms and conditions of all such Authorizations and with the rules and regulations of the regulatory authorities having jurisdiction with respect to such Authorizations except where the failure to be in compliance would not, either individually or in the aggregate, result in a Material Adverse Effect. Except as would not, either individually or in the aggregate, result in a Material Adverse Effect, all leases and storage contracts to which the Issuer or any of its subsidiaries is a party are valid, binding and enforceable, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity and no default has occurred and is continuing thereunder.

         (18) The Issuer and each of its subsidiaries owns, possesses or has the right to employ all patents, patent rights, licenses, inventions, copyrights, technology, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (collectively, the "Intellectual Property"), if any, necessary to conduct the businesses operated by the Issuer or any of its subsidiaries as described in the Offering Memorandum. None of the Issuer or the Subsidiary Guarantors has received any notice of infringement of or conflict with (and neither knows of any such infringement or a conflict with) asserted rights of others with respect to any of the foregoing that, if such assertion of infringement or conflict were sustained, would result in a Material Adverse Effect. To the knowledge of the Issuer and each of the Subsidiary Guarantors, the use of the Intellectual Property in connection with the business and operations of the Issuer and its subsidiaries does not infringe on the rights of any person.

         (19) The Issuer and each of its subsidiaries has timely and properly prepared and filed all tax returns and necessary federal, state, local and foreign tax returns which are required to be filed by the Issuer and each of its subsidiaries, and all taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due or claimed to be due from such entities or that are due and payable have been paid, other than those being contested in good faith and for which reserves have been provided in accordance with generally accepted accounting principles or those currently payable without penalty or interest. To the knowledge of the Issuer and each of the Subsidiary Guarantors, there are no material tax deficiencies or proposed additional tax assessments which have been or might be asserted against any of them or their subsidiaries or their assets or property.

         (20) None of the Issuer or its subsidiaries is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"), or analogous foreign laws and regulations.

         (21) Except with respect to the Notes or the New Notes as contemplated by the Registration Rights Agreement and with respect to securities issuable pursuant to the acquisition of Sea Mar, there are no holders of securities of the Issuer or any of its subsidiaries who have the right to request or demand that the Issuer or any of its subsidiaries register under the Act or analogous foreign laws and regulations any of such securities held by any such holders.

         (22) The Issuer and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that:
(a) transactions are executed in accordance with management's general or specific authorizations; (b) transactions are recorded as necessary to permit preparation of its financial statements in conformity with United States generally accepted accounting principles and to maintain accountability for assets; (c) access to assets is permitted only in accordance with management's general or specific authorization; and (d) the recorded accountability for its assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

         (23) The Issuer and each of its subsidiaries maintain insurance covering their properties, assets, operations, personnel and businesses, and such insurance is of such type and in such amounts in accordance with customary industry practice to protect the Issuer and its subsidiaries and their businesses. None of the Issuer or the Subsidiary Guarantors has received notice from any insurer or agent of such insurer that any material capital improvements or other material expenditures will have to be made in order to continue any insurance maintained by any of them other than capital improvements and other expenditures that have been budgeted by the Issuer or its subsidiaries, as the case may be.

         (24) None of the Issuer, the Subsidiary Guarantors or their Affiliates (as defined in Rule 501(b) of Regulation D under the Act) has (a) taken, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Issuer or any of the Subsidiary Guarantors to facilitate the sale or resale of the Notes or (b) since the date of the Preliminary Offering Memorandum (i) sold, bid for, purchased or paid any person any compensation for soliciting purchases of the Notes in a manner that would require registration of the Notes under the Act or (ii) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Issuer or any of the Subsidiary Guarantors in a manner that would require registration of the Notes under the Act.

         (25) No registration under the Act of the Notes is required for the sale of the Notes to the Initial Purchasers as contemplated by this Agreement or for the Exempt Resales, assuming in each case (a) the purchasers who buy the Notes in the Exempt Resales are Eligible Purchasers and (b) the accuracy of and compliance with the Initial Purchasers' representations, warranties and covenants contained in Section 4(B) of this Agreement. No form of general solicitation or general advertising (as those terms are used in Regulation D under the Act) was used by the Issuer, any of the Subsidiary Guarantors or any of their representatives in connection with the offer and sale of any of the Notes or in connection with Exempt Resales, including, but not limited to, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. Neither the Issuer nor the Subsidiary Guarantors nor any of their affiliates has entered into, and none of the Issuer or the Subsidiary Guarantors or their affiliates will enter into, any contractual arrangement with respect to the distribution of the Notes except for this Agreement.

         (26) The execution and delivery of this Agreement, the other Operative Documents and the sale of the Notes, the New Notes, and Subsidiary Guarantees to be purchased by the Eligible Purchasers will not involve any prohibited transaction within the meaning of Section 406(a) of ERISA or Section 4975(c)(1)(A)-(D) of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder ("Code"). The representation made by the Issuer and each of the Subsidiary Guarantors in the preceding sentence is made in reliance upon and subject to the accuracy of, and compliance with, the representations and covenants made or deemed made by the Eligible Purchasers as set forth in the Offering Memorandum under the caption "Transfer Restrictions."

         (27) Each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its date, and each amendment or supplement thereto, as of its date, contains the information specified in, and meets the requirements of, Rule 144A(d)(4) under the Act.

         (28) As of December 31, 1997, none of the Issuer, or any of the Issuer's subsidiaries had any material liabilities or obligations, direct or contingent, that were not set forth in the financial statements (including the pro forma financial statements) and the notes thereto set forth in the Offering Memorandum. Since December 31, 1997, neither the Issuer nor any of its subsidiaries had any material liabilities or obligations, direct or contingent, that were not set forth in the Issuer's consolidated balance sheet as of December 31, 1997, or in the notes thereto. Since the date as of which information is given in the Offering Memorandum and up to the Closing Date, except as otherwise expressly set forth in the Offering Memorandum, (a) none of the Issuer or its subsidiaries has (i) incurred any liabilities or obligations, direct or contingent, that are not in the ordinary course of business that would, either individually or in the aggregate, result in a Material Adverse Effect or (ii) entered into any material transaction not in the ordinary course of business, (b) there has not been any event or development in respect of the business, development or financial condition of the Issuer or any of its subsidiaries that would, either individually or in the aggregate, result in a Material Adverse Effect, (c) there has been no dividend or distribution of any kind declared, paid, or made by either the Issuer or any of the Issuer's subsidiaries on any class of its equity securities, and (d) there has not been any change in the long-term debt of the Issuer and its subsidiaries.

         (29) Neither the Issuer nor any of the Subsidiary Guarantors (nor any agent acting on behalf of the Issuer or any of the Subsidiary Guarantors) has taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the Notes or New Notes to violate Regulation G (12 C.F.R. Part 207), Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R. Part 221) or Regulation X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System or analogous foreign laws and regulations, in each case as in effect, or as the same may hereafter be in effect, on the Closing Date.

         (30) The accountants who have certified the financial statements included as part of the Offering Memorandum are independent accountants within the meaning of the Act. The historical financial statements of the Issuer and Sea Mar comply as to form in all material respects with the requirements applicable to registration statements on Form S-1 under the Act and present fairly in all material respects the consolidated financial position and results of operations of the Issuer and Sea Mar at the respective dates and for the respective periods indicated. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis throughout the periods presented and comply as to form with the rules and regulations promulgated under the Act. The pro forma financial statements included in the Offering Memorandum (a) have been prepared on a basis consistent with such historical statements, except for the pro forma adjustments specified therein, (b) include all material adjustments to the historical financial statements required by Rule 11-02 of Regulation S-X under the Exchange Act to reflect the transactions described in the Offering Memorandum and (c) give effect to assumptions made on a reasonable basis and present fairly in all material respects the historical and proposed transactions contemplated by the Offering Memorandum, this Agreement, the Operative Documents and the acquisition of Sea Mar. All other financial and statistical information and data included in the Offering Memorandum (including, but not limited to, financial and statistical information contained in the Offering Memorandum under the headings "Summary -- Selected Historical and

Pro Forma Condensed Consolidated Financial Data," "Capitalization" and "Management's Discussion and Analysis of Financial Condition and Results of Operations"), historical and pro forma, are accurately presented in all material respects and prepared on a basis consistent with the financial statements and the books and records of the Issuer and its subsidiaries.

         (31) None of the Issuer or the Subsidiary Guarantors is or, upon consummation of the transactions contemplated by the Operative Documents, will be (a) "insolvent" as that term is defined in Section 101(32) of the United States Bankruptcy Code (the "Bankruptcy Code") (11 U.S.C. Section 101(32)),
Section 2 of the Uniform Fraudulent Transfer Act ("UFTA") or Section 2 of the Uniform Fraudulent Conveyance Act ("UFCA"), (b) an entity with "unreasonably small capital" as that term is used in Section 548(a)(2)(ii) of the Bankruptcy Code or Section 5 of the UFCA, (c) engaged or about to engage in a business or transaction for which its remaining property is "unreasonably small" in relation to the business or transaction as that term is used in Section 4 of the UFTA or
(d) unable to pay its debts as they mature or become due, within the meaning of
Section 548(a)(2)(B)(iii) of the Bankruptcy Code, Section 4 of the UFTA and
Section 6 of the UFCA. The Issuer and each of the Subsidiary Guarantors now owns and upon consummation of the Transactions will own assets having a value both at "fair valuation" and at "present fair saleable value" greater than the amount required to pay its "debts" as such terms are used in Section 2 of the UFTA and
Section 2 of the UFCA.

         (32) There are no contracts, agreements or understandings between the Issuer or any of the Subsidiary Guarantors and any other person other than the Initial Purchasers that would give rise to a valid claim against the Issuer, the Subsidiary Guarantors or the Initial Purchasers for a brokerage commission, finder's fee or like payment in connection with the issuance, purchase and sale of the Notes or New Notes.

         (33) The statistical and market-related data included in the Offering Memorandum are based on or derived from sources that the Issuer and the Subsidiary Guarantors believe to be reliable and accurate and represent the Issuer's and the Subsidiary Guarantors' good faith estimates that are made on the basis of data derived from such sources.

         (34) No forward-looking statement (within the meaning of Section 27A of the Act and Section 21E of the Exchange Act) contained in the Offering Memorandum has been made without a reasonable basis or has been disclosed other than in good faith.

         (35) Sea Mar and any of its subsidiaries that owns the marine vessels described in the Offering Memorandum, which operate in United States coastwise trade (the "Vessels"), are and at all times have been citizens of the United States within the meaning of Section 2 of the Shipping Act of 1916, as amended, 46 U.S.C. Section 802 (the "Shipping Act"), and qualified to engage in coastwise trade. At no time during Sea Mar's or any subsidiary's ownership of the Vessels have any of the Vessels been sold, chartered or otherwise transferred to any person or entity in violation of any applicable laws, rules or regulations. Each Vessel so required has a certificate of inspection from the United States Coast Guard and an American Bureau of Shipping load line certificate where applicable, in each case free of reported or reportable exceptions or notations of record, except where failure to be so certified would not, either individually or in the aggregate, result in a Material Adverse Effect.

         (36) Each certificate signed by any officer of the Issuer or any of the Subsidiary Guarantors and delivered to the Initial Purchasers or counsel for the Initial Purchasers pursuant to, or in connection with, this Agreement shall be deemed to be a representation and warranty by the Issuer or such Subsidiary Guarantor to the Initial Purchasers as to the matters covered by such certificate.

         (37) The Issuer and each of the lenders have executed the amendment to the Credit Agreement that increases the aggregate limit under the Credit Agreement to $180 million as further described in the Offering Memorandum (the "Amended Credit Agreement").

         The Issuer and each of the Subsidiary Guarantors acknowledge that the Initial Purchasers and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Section 7 of this Agreement, the various law firms acting as counsel to the Issuer and each of the Subsidiary Guarantors and counsel to the Initial Purchasers will rely upon the accuracy and truth of the foregoing representations and the Issuer and each Subsidiary Guarantor hereby consent to such reliance.

         (B) Each of the Initial Purchasers, severally and not jointly, represents, warrants and covenants to the Issuer that it is a QIB with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the securities. Each of the Initial Purchasers, severally and not jointly, represents, warrants and agrees with the Issuer that (i) it has not and will not solicit offers for, or offer or sell, the Notes by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Act and (ii) it has and will solicit offers for the Notes only from, and will offer the Notes only to, (x) persons whom such Initial Purchaser reasonably believes to be QIBs or, if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to such Initial Purchaser that each such account is a QIB to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A, and, in each case, in transactions under Rule 144A, or
(y) persons other than U.S. persons outside the U.S. in reliance on Regulation
S.

         Each of the Initial Purchasers, severally and not jointly, represents and warrants that the source of funds being used by it to acquire the Notes does not include the assets of any "employee benefit plan" (within the meaning of Section 3 of ERISA) or any "plan" (within the meaning of Section 4975 of the
Code).

         The Initial Purchasers understand that the Issuer and, for purposes of the opinion to be delivered to them pursuant to Section 7(f) hereof, counsel to the Issuer will rely upon the accuracy and truth of the foregoing representations, and the Initial Purchasers hereby consent to such reliance.

         5. INDEMNIFICATION. (a) Each of the Issuer and the Subsidiary Guarantors, on a joint and several basis, agrees to indemnify and hold harmless each of the Initial Purchasers, each person, if any, who controls the Initial Purchasers within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, the agents, employees, officers and directors of the Initial Purchasers and the agents, employees, officers and directors of any such controlling person from and against any and all losses, liabilities, claims, damages and expenses whatsoever (including but not limited to reasonable attorneys' fees and any and all reasonable expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all reasonable amounts paid in settlement of any claim or litigation) to which they or any of them may become subject under the Act, the Securities Exchange Act of 1934, as amended or otherwise insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum, or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Issuer and the Subsidiary Guarantors will not be liable in any such case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information relating to the Initial Purchasers furnished to the Issuer by or on behalf of the Initial Purchasers expressly for use therein. This indemnity agreement will be in addition to any liability that each of the Issuer and the Subsidiary Guarantors may otherwise have, including, but not limited to, liability under this Agreement.

         If any action is brought against any of the Initial Purchasers or any such person with respect to which indemnity may be sought against the Issuer and the Subsidiary Guarantors pursuant to the foregoing paragraph, the Initial Purchasers or such person shall promptly notify the indemnifying party in writing of the institution of such action and the indemnifying party shall assume the defense of such action, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses, provided, however, that the omission to so notify the indemnifying party shall not relieve the indemnifying party from any liability which they may have to the Initial Purchasers or any such person or otherwise. The Initial Purchasers shall have the right to employ their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Initial Purchasers unless the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such action or the indemnifying party shall not have employed counsel to have charge of the defense of such action or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying party and paid as incurred (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with appropriate local counsel) in any one action or series of related actions in the same jurisdiction representing the indemnified parties who are parties to such action). The indemnifying party shall not be liable for any settlement of any such claim or action effected without its written consent but if settled with the written consent of the indemnifying party, the indemnifying party agrees to indemnify and hold harmless the Initial Purchasers and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days' prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

         (b) The Initial Purchasers, severally and not jointly, agree to indemnify and hold harmless the Issuer and the Subsidiary Guarantors, each person, if any, who controls the Issuer within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and each of its agents, employees, officers and directors and the agents, employees, officers and directors of such controlling person from and against any losses, liabilities, claims, damages and expenses whatsoever (including but not limited to reasonable attorneys' fees and any and all reasonable expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever and any and all reasonable amounts paid in settlement of any claim or litigation) to which they or either of them may become subject under the Act, the Exchange Act or otherwise insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information relating to the Initial Purchasers furnished to the Issuer by or on behalf of the Initial Purchasers in writing expressly for use therein. The Issuer, the Subsidiary Guarantors and the Initial Purchasers acknowledge that the information set forth in Section 8 is the only information furnished in writing by the Initial Purchasers to the Issuer expressly for use in the Offering Memorandum.

         If any action is brought against the Issuer or the Subsidiary Guarantors or any such person with respect to which indemnity may be sought against the Initial Purchasers pursuant to the foregoing paragraph, the Issuer, the Subsidiary Guarantors or such person shall promptly notify the Initial Purchasers in writing of the institution of such action and the Initial Purchasers shall assume the defense of such action, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses, provided, however, that the omission to so notify the Initial Purchasers shall not relieve the Initial Purchasers from any liability which they may have to the Issuer, the Subsidiary Guarantors or any such person or otherwise. The Issuer, the Subsidiary Guarantors or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Issuer or such person unless the employment of such counsel shall have been authorized in writing by the Initial Purchasers in connection with the defense of such action or the Initial Purchasers shall not have employed counsel to have charge of the defense of such action or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to the Initial Purchasers (in which case the Initial Purchasers shall not have the right to direct the defense of such action on behalf of the indemnified party or parties, but the Initial Purchasers may employ counsel and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of the Initial Purchasers), in any of which events such fees and expenses shall be borne by the Initial Purchasers and paid as incurred (it being understood, however, that the Initial Purchasers shall not be liable for the expenses of more than one separate counsel in any one action or series of related actions in the same jurisdiction representing the indemnified parties who are parties to such action). Anything in this paragraph to the contrary notwithstanding, the Initial Purchasers shall not be liable for any settlement of any such claim or action effected without the written consent of the Initial Purchasers but if settled with the written consent of the Initial Purchasers, the Initial Purchasers agrees to indemnify and hold harmless the Issuer, the Subsidiary Guarantors and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (a) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (b) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (c) such indemnified party shall have given the indemnifying party at least 30 days' prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

         6. CONTRIBUTION. In order to provide for contribution in circumstances in which the indemnification provided for in Section 5 of this Agreement is for any reason held to be unavailable from the indemnifying party, or is insufficient to hold harmless a party indemnified under Section 5 of this Agreement, the Issuer, the Subsidiary Guarantors and the Initial Purchasers shall contribute to the amount paid or payable by such indemnified party as a result of such aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action or any claims asserted) to which the Issuer and/or the Subsidiary Guarantors and the Initial Purchasers may be subject (a) in such proportion as is appropriate to reflect the relative benefits received by the Issuer and the Subsidiary Guarantors, on the one hand, and the Initial Purchasers, on the other hand, from the Offering or, (b) if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (a) above but also the relative fault of the Issuer and the Subsidiary Guarantors, on the one hand, and the Initial Purchasers, on the other hand, in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Issuer and the Subsidiary Guarantors, on the one hand, and the Initial Purchasers, on the other hand, shall be deemed to be in the same proportion as (i) the total proceeds from the Offering (net of discounts and commissions but before deducting expenses) received by the Issuer and the Subsidiary Guarantors and (ii) the total discounts and commissions received by the Initial Purchasers as set forth in the table on the cover page of the Offering Memorandum. The relative fault of the Issuer and the Subsidiary Guarantors, on the one hand, and the Initial Purchasers, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuer (and the Subsidiary Guarantors) or the Initial Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or alleged statement or omission.

         The Issuer, the Subsidiary Guarantors and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to above. Notwithstanding the provisions of this Section 6, (a) in no case shall the Initial Purchasers be required to contribute any amount in excess of the amount by which the total discount and commissions applicable to the Notes pursuant to this Agreement exceeds the amount of any damages that the Initial Purchasers have otherwise been required to pay by reason of any untrue or alleged untrue statement or omission or alleged omission and (b) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 6, each person, if any, who controls any Initial Purchaser within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act shall have the same rights to contribution as the Initial Purchasers, and each person, if any, who controls the Issuer or the Subsidiary Guarantors within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Issuer or the Subsidiary Guarantors, respectively, where applicable, subject in each case to clauses (a) and (b) of this paragraph. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made against another party or parties under this Section 6, notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this
Section 6 or otherwise; provided, however, that no additional notice shall be required with respect to any action for which notice has been given under
Section 5 for purposes of indemnification. No party shall be liable for contribution with respect to any action or claim settled without its written consent, provided, however, that such written consent was not unreasonably withheld.

         7. CONDITIONS OF INITIAL PURCHASERS' OBLIGATIONS. The obligations of the Initial Purchasers to purchase and pay for the Notes, as provided for in this Agreement, shall be subject to satisfaction of the following conditions prior to or concurrently with such purchase:

         (a) All of the representations and warranties of the Issuer and the Subsidiary Guarantors contained in this Agreement shall be true and correct on the date of this Agreement and on the Closing Date. The Issuer and the Subsidiary Guarantors shall have performed or complied with all of the agreements contained in this Agreement and required to be performed or complied with by them at or prior to the Closing Date.

         (b) No stop order suspending the qualification or exemption from qualification of the Notes in any jurisdiction shall have been issued and no proceeding for that purpose shall have been commenced or shall be pending or threatened.

         (c) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency that would, as of the Closing Date, prevent the issuance of the Notes or the Exchange Offer; no action, suit or proceeding shall have been commenced and be pending against or affecting or, to the best knowledge of the Issuer and the Subsidiary Guarantors, threatened against the Issuer and/or the Subsidiary Guarantors before any court or arbitrator or any governmental body, agency or official that, if adversely determined, would result in a Material Adverse Effect.

         (d) Since the date as of which information is given in the Offering Memorandum, except as expressly set forth therein, neither the Issuer nor any of its subsidiaries had any material liabilities or obligations, direct or contingent, that were not set forth in the Issuer's consolidated balance sheet as of December 31, 1997 or in the notes thereto. Since the date as of which information is given in the Offering Memorandum and up to the Closing Date, except as otherwise expressly set forth in the Offering Memorandum, (i) none of the Issuer or its subsidiaries has (A) incurred any liabilities or obligations, direct or contingent, that would, either individually or in the aggregate, result in a Material Adverse Effect or (B) entered into any material transaction not in the ordinary course of business, and (ii) there has not been any event or development in respect of the business, development or financial condition of the Issuer or any of its subsidiaries that would, either individually or in the aggregate, result in a Material Adverse Effect.

         (e) The Initial Purchasers shall have received certificates, dated the Closing Date, signed by (i) the Chief Executive Officer and (ii) the chief financial or accounting officer of the Issuer confirming, as of the Closing Date, the matters set forth in paragraphs (a), (b), (c) and (d) of this Section 7.

         (f) The Initial Purchasers shall have received on the Closing Date opinions dated the Closing Date, addressed to the Initial Purchasers, of Covington & Burling, of Conyer, Dill & Pearman (with respect to foreign subsidiaries), of Skrine & Co. (with respect to foreign subsidiaries) and of the General Counsel to the Company (with respect to subparagraph 12 of Exhibit A), in each case counsel to the Issuer, collectively in substance substantially similar to Exhibit A hereto.

         (g) The Initial Purchasers shall have received on the Closing Date an opinion dated the Closing Date of Vinson & Elkins L.L.P., special counsel to the Initial Purchasers, covering substantially such matters as are customarily covered in such opinions.

         (h) The Initial Purchasers shall have received a "comfort letter" from each of Deloitte & Touche L.L.P. and Arthur Andersen LLP, independent public accountants for the Issuer and the Subsidiary Guarantors and Sea Mar, respectively, dated as of the date of this Agreement, addressed to the Initial Purchasers and in form and substance satisfactory to the Initial Purchasers and counsel to the Initial Purchasers. In addition, as of the Closing Date, the Initial Purchasers shall have received "bring-down comfort letters" from Deloitte & Touche L.L.P. and Arthur Andersen LLP in form and substance satisfactory to the Initial Purchasers and counsel to the Initial Purchasers covering the same items and matters as covered in the "comfort letters" but as of a date that is not more than three days prior to the date thereof and any changes and additions to the Preliminary Offering Memorandum that were made producing the Offering Memorandum.

         (i) The Issuer, the Subsidiary Guarantors and the Trustee shall have entered into the Indenture, in a form satisfactory to the Initial Purchasers, and the Initial Purchasers shall have received counterparts, conformed as executed, thereof.

         (j) The Issuer and the Subsidiary Guarantors shall have entered into the Registration Rights Agreement, in a form satisfactory to the Initial Purchasers, and the Initial Purchasers shall have received counterparts, conformed as executed, thereof.

         (k) The Notes shall have been approved as eligible for trading in the PORTAL market.

         (l) There shall not have occurred any downgrading, nor shall any notice have been given of (i) any intended or potential downgrading of the Notes or (ii) any review or possible change that does not indicate an improvement in the rating accorded the Notes.

         (m) The Initial Purchasers shall have been furnished with true and correct copies of such other documents as they may reasonably request in writing.

         (n) Each of the acquisition of Sea Mar and the Amended Credit Agreement shall have been closed.

         (o) Vinson & Elkins L.L.P., counsel to the Initial Purchasers, shall have been furnished with such documents as they may reasonably request in writing to enable them to review or pass upon the matters referred to in this
Section 7 and in order to evidence the accuracy, completeness or satisfaction in all material respects of any of the representations, warranties or conditions contained in this Agreement.

         If any of the conditions specified in this Section 7 shall not have been fulfilled when and as required by this Agreement to be fulfilled, this Agreement may be terminated by the Initial Purchasers on notice to the Issuer at any time at or prior to the Closing Date, and such termination shall be without liability of any party to any other party except that the Issuer and the Subsidiary Guarantors, jointly and severally, shall reimburse the Initial Purchasers for all of the reasonable out-of-pocket expenses, including the reasonable expense of Initial Purchasers' counsel, incurred by the Initial Purchasers in connection with this Agreement. Notwithstanding any such termination, the provisions of Sections 3(f), 5, 6, 9, 10(d), 13, 14 and 15 shall remain in effect.

         The Issuer's obligation under this Agreement to sell the Notes to the Initial Purchasers on the Closing Date is subject to the Initial Purchasers purchasing and paying for all of the Notes.

         8. INITIAL PURCHASERS' INFORMATION. The Issuer and the Initial Purchasers severally acknowledge that the statements set forth in (a) the last paragraph on the front cover page concerning the forms of the offering by the Initial Purchasers; (b) the first paragraph on page 3 concerning stabilization activities by the Initial Purchasers; and (c) the statements concerning the Initial Purchasers contained in the fifth paragraph under the caption "Plan of Distribution" in the Offering Memorandum constitute the only information furnished in writing by or on behalf of the Initial Purchasers expressly for use in the Offering Memorandum.

         9. SURVIVAL OF REPRESENTATIONS AND AGREEMENTS. All representations and warranties, covenants and agreements contained in this Agreement, including the agreements contained in Sections 3(f) and 10(d), the indemnity agreements contained in Section 5 and the contribution agreements contained in Section 6 shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Initial Purchasers or any controlling person thereof or by or on behalf of the Issuer, any of the Subsidiary Guarantors or any controlling person of any thereof, and shall survive delivery of and payment for the Notes to and by the Initial Purchasers. The representations contained in Section 4 and the agreements contained in Sections 3(f), 5, 6, 9, 10(d), 13, 14 and 15 shall survive the termination of this Agreement, including pursuant to Sections 7 and 10.

         10.      EFFECTIVE DATE OF AGREEMENT.

         (a) This Agreement shall become effective upon execution and delivery of a counterpart hereof by each of the parties hereto.

         (b) The Initial Purchasers shall have the right to terminate this Agreement at any time prior to the Closing Date by notice to the Issuer from the Initial Purchasers, without liability (other than with respect to Sections 5 and 6) on the Initial Purchasers if, on or prior to such date, (i) the Issuer or any of the Subsidiary Guarantors shall have failed, refused or been unable to perform in any material respect any agreement on its part to be performed under this Agreement, (ii) any other condition of the obligations of the Initial Purchasers under this Agreement as provided in Section 7 is not fulfilled when and as required in any material respect, (iii) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or NASDAQ shall have been suspended or materially limited, or minimum prices shall have been established on such exchange by the Commission, or by such exchange or other regulatory body or governmental authority having jurisdiction, (iv) a general banking moratorium shall have been declared by U.S. federal, New York, or if a moratorium in foreign exchange trading by major international banks or persons, shall have been declared, or (v) there is an outbreak or escalation of military action, hostilities or other national or international calamity or crisis on or after the date of this Agreement, or if there has been a declaration by the United States of a national emergency or war, the effect of which shall be, in the Initial Purchasers' judgment, to make it inadvisable or impracticable to proceed with the offering or delivery of the Notes on the terms and in the manner contemplated in the Offering Memorandum.

         (c) Any notice of termination pursuant to this Section 10 shall be given at the address specified in Section 11 below by telephone, telex, telephonic facsimile or telegraph, confirmed in writing by letter.

         (d) If this Agreement shall be terminated pursuant to any clause of Section 10(b), or if the sale of the Notes provided for in this Agreement is not consummated because any condition to the obligations of the Initial Purchasers set forth in this Agreement is not satisfied or because of any refusal, inability or failure on the part of either of the Issuer or any Subsidiary Guarantor to perform any agreement in this Agreement or comply with any provision of this Agreement, the Issuer and the Subsidiary Guarantors, jointly and severally, will, subject to demand by the Initial Purchasers, reimburse the Initial Purchasers for all of their reasonable out-of-pocket expenses (including the reasonable fees and expenses of the Initial Purchasers' counsel) incurred in connection with this Agreement.

         11. NOTICES. All communications with respect to or under this Agreement, except as may be otherwise specifically provided in this Agreement, shall be in writing and, if sent to the Initial Purchasers, shall be mailed, delivered, or telexed, telegraphed or telecopied and confirmed in writing to SBC Warburg Dillon Read Inc., 535 Madison Avenue, New York, New York 10022 (telephone: (212) 906-7000), Attention: Corporate Finance Department, telecopy number: (212) 593-0164; and if sent to the Issuer or the Subsidiary Guarantors, shall be mailed, delivered or telexed, telegraphed or telecopied and confirmed in writing to Pool Energy Services Co., 10375

Richmond Avenue, Houston, Texas 77042 (telephone: (713) 954-3000, Attention:
Senior Vice President -- Finance, telecopy number: (713) 954-3037.

         All such notices and communications shall be deemed to have been duly given: (a) at the time delivered by hand, if personally delivered; (b) five business days after being deposited in the mail, postage prepaid, if mailed; (c) when answered back, if telexed; (d) when receipt acknowledged if telecopied; and
(e) on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

         12. PARTIES. This Agreement shall inure solely to the benefit of, and shall be binding upon, the Initial Purchasers and the Issuer and the Subsidiary Guarantors and the controlling persons and agents referred to in Sections 5 and 6, and their respective successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. The term "successors and assigns" shall not include a purchaser, in its capacity as such, of Notes from the Initial Purchasers.

         13. CONSTRUCTION. This Agreement shall be construed in accordance with the internal laws of the State of New York (without giving effect to any provisions thereof relating to conflicts of law that would result in the application of the laws of another jurisdiction).

         14. SUBMISSION TO JURISDICTION. The Issuer and each Subsidiary Guarantor irrevocably submit to the nonexclusive jurisdiction of any State or Federal court sitting in New York over any suit, action or proceeding arising out of or relating to this Agreement. The Issuer and each Subsidiary Guarantor irrevocably waive, to the fullest extent permitted by law, any objection they may now or thereafter have to the laying of venue of any such court and any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum. The Issuer, and each Subsidiary Guarantor agree that a final judgment in any such suit, action or proceeding brought in any such court shall be conclusive and binding upon the Issuer and each Subsidiary Guarantor and may be enforced in any other court to the jurisdiction of which the Issuer and such Subsidiary Guarantor are or may be subject, by suit upon such judgment. The Issuer and each Subsidiary Guarantor hereby appoint, without power of revocation, CT Corporation System as their agent to accept and acknowledge on its behalf service of any and all process which may be served in any suit, action or proceeding arising out of or relating to this letter. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of the Initial Purchasers to bring proceedings against the Issuer and/or the Subsidiary Guarantor in the courts of any other jurisdiction. The obligations of the Issuer and the Subsidiary Guarantors under this Agreement are joint and several and, in any proceeding against the Issuer or a Subsidiary Guarantors, it shall not be necessary to join any other such person.

         15. CAPTIONS. The captions included in this Agreement are included solely for convenience of reference and are not to be considered a part of this Agreement.

         16. COUNTERPARTS. This Agreement may be executed in various counterparts and by the parties to this Agreement in separate counterparty, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         17. MISCELLANEOUS. SBC Warburg Dillon Read Inc., an indirect, wholly owned subsidiary of Swiss Bank Corporation, is not a bank and is separate from any affiliated bank, including any U.S. branch or agency of Swiss Bank Corporation. Because SBC Warburg Dillon Read Inc. is a separately incorporated entity, it is solely responsible for its own contractual obligations and commitments, including obligations with respect to sales purchases of securities. Securities sold, offered or recommended by SBC Warburg Dillon Read Inc. are not deposits, are not insured by the Federal Deposit Insurance Corporation, are not guaranteed by a branch or agency, and are not otherwise an obligation or responsibility of a branch or agency.

         If the foregoing correctly sets forth the understanding among the Issuer, the Subsidiary Guarantors and the Initial Purchasers, please so indicate in the space provided below for the purpose, whereupon this letter and your acceptance shall constitute a binding agreement among the Issuer, each of the Subsidiary Guarantors and the Initial Purchasers.

                                     POOL ENERGY SERVICES CO.

                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------

                                     ASSOCIATED PETROLEUM SERVICES, INC.

                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------

                                     BIG 10 FISHING TOOL COMPANY, INC.

                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------

                                     INTERNATIONAL AIR DRILLING COMPANY

                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------

                                     KUUKPIK - POOL ARCTIC ALASKA

                                     By:  Pool Alaska, Inc.
                                            d/b/a Pool Artic Alaska

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                     PCNV, INC.

                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------

                                     POOL ALASKA, INC.

                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------

                                     POOL AMERICAS, INC.

                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------

                                     POOL-AUSTRALIA, INC.

                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------

                                     POOL CALIFORNIA ENERGY SERVICES, INC.

                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------

                                     POOL COMPANY

                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------

                                     POOL COMPANY HOUSTON LTD.

                                     By:  Pool Company,
                                            General Partner

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                     POOL COMPANY TEXAS, LTD.

                                     By:  Pool Company,
                                            General Partner

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                     POOL ENERGY HOLDING, INC.

                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------

                                     POOL INTERNATIONAL, INC.

                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------

                                     POOL PRODUCTION SERVICES, INC.

                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------

                                     PTX, INC.

                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------

Confirmed and accepted as of
 the date first above written:

SBC WARBURG DILLON READ INC.,
MORGAN STANLEY & CO. INCORPORATED, AND
JOHNSON RICE & COMPANY L.L.C.

By:  SBC Warburg Dillon Read Inc.

By:
   ----------------------------------
   Name:
        -----------------------------
   Title:
         ----------------------------

By:
   ----------------------------------
   Name:
        -----------------------------
   Title:
         ----------------------------

                                                                       EXHIBIT A

                               OPINIONS OF COUNSEL

         The opinions of counsel for the Issuer, to be delivered pursuant to
Section 7(f) of the Purchase Agreement shall be to the effect that:

         1. The Issuer, each of the Subsidiary Guarantors and each of the Issuer's significant foreign subsidiaries have been duly incorporated and are validly existing corporations in good standing under the laws of their respective jurisdictions of organization and have all requisite power and authority under their constituent documents and applicable laws to (a) carry on their business as currently conducted and as proposed to be conducted, in each case as described in the Offering Memorandum and (b) own, lease and operate their respective properties in accordance with their business as currently and as proposed to be conducted.

         2. The Issuer, each of the Subsidiary Guarantors and each of the Issuer's significant foreign subsidiaries is duly qualified and in good standing as a foreign entity authorized to do business in each jurisdiction listed in Schedule A hereto.

         3. The Issuer, either directly or indirectly through a Subsidiary Guarantor, owns of record all of the outstanding capital stock, partnership interests, membership interests and other securities evidencing equity ownership of each of the Subsidiary Guarantors, free and clear of any adverse claim within the meaning of the Uniform Commercial Code, and all such securities have been duly authorized and validly issued, fully paid and nonassessable and have not been issued in violation of, or subject to, any preemptive, first refusal or similar rights.

         4. The Issuer and each of the Subsidiary Guarantors have all requisite power and authority to execute, deliver and perform all of their obligations under the Operative Documents and to consummate the transactions contemplated by the Operative Documents and, without limitation, the Issuer has all requisite power and authority to issue, sell and deliver the Notes and New Notes and each of the Subsidiary Guarantors has all requisite power and authority to execute, deliver and perform all of its obligations under the Subsidiary Guarantees.

         5. The Agreement has been duly authorized, executed and delivered by the Issuer and each Subsidiary Guarantor.

         6. The Notes and the New Notes have been duly authorized by the Issuer. The Notes have been duly executed and, when authenticated and delivered to and paid for in accordance with the terms of the Agreement, and the New Notes, when executed, authenticated and delivered in exchange for the Notes in accordance with the Indenture, will be (a) valid and binding joint and several obligations of the Issuer enforceable in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws affecting the enforcement of creditors' rights generally and general equitable principles (regardless of whether in a proceeding in law or equity) and (b) entitled to the benefits of the Indenture.

         7. Each of the Indenture and the Registration Rights Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, each of the Issuer and each Subsidiary Guarantor, enforceable in accordance with its terms except as the enforceability thereof may be limited by
(i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws affecting the enforceability of creditors' rights generally and
(ii)general equitable principles (regardless of whether in a proceeding in law or equity) and except that such counsel does not express an opinion as to the indemnification provisions contained in Section 8 of the Registration Rights Agreement or Sections 5 and 6 of the Agreement.

         8. The Subsidiary Guarantees have been duly authorized, executed and delivered by each Subsidiary Guarantor, and the Subsidiary Guarantees are valid and binding joint and several obligations of each Subsidiary Guarantor, enforceable against each Subsidiary Guarantor in accordance with its terms, except as the enforceability thereof may be limited by (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws affecting the enforcement of creditors' rights generally and (ii) general equitable principles (regardless of whether in a proceeding in law or equity).

         9. The execution, delivery or performance by the Issuer and the Subsidiary Guarantors (as applicable) of the Agreement and each of the other Operative Documents to which they are a party, and the use of the proceeds of the sale of the Notes in the manner contemplated by the Offering Memorandum, does not or will not violate, conflict with or constitute a breach of any of the terms or provisions of, or a default under (or an event that with notice or the lapse of time, or both, would constitute a default), or require a consent or waiver (other than registration of the Notes or the New Notes under Act pursuant to the Registration Rights Agreement and any necessary qualifications under the state securities or blue sky laws of the various jurisdictions in which the Notes are being offered by the Initial Purchasers, as to which counsel expresses no opinion) not previously obtained and in full force and in effect under, or result in the creation or imposition of a lien, charge or encumbrance on any property or assets of the Issuer or any of the Subsidiary Guarantors pursuant to, (a) the articles of incorporation, charter, bylaws or other organizational documents of the Issuer or any of the Subsidiary Guarantors or (b) any bond, debenture, note, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Issuer or any of the Subsidiary Guarantors is a party or by which the Issuer or any of the Subsidiary Guarantors is bound or to which any of the property or assets of the Issuer or any of its subsidiaries is subject and which is filed or incorporated by reference by the Company with the commission as an Exhibit to the Company's Annual Report on Form 10-K for the year ended December 31, 1997 or any subsequent current report of the Company (except where such conflict, breach, or default could not reasonably be expected to have a Material Adverse Effect).


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         10.      Assuming the accuracy of the representations and warranties of the Initial Purchasers in Section 4(B) of the Agreement and the accuracy and performance of the representations and agreements of the Issuer and the Subsidiary Guarantors in Sections 3(b), 3(l) and the second and third sentence of Section 4(A)(25) of the Agreement, no consent, approval, authorization or order of, or filing, registration, qualification, license or permit of or with, any court or governmental agency is required to be obtained or made for the execution, delivery and performance by the Issuer and the Subsidiary Guarantors of the Agreement or any of the other Operative Documents, or any of the transactions contemplated thereby, except (a) registration of the offer and sale of the New Notes under the Act pursuant to the Registration Rights Agreement,
(b) such as may be required by the NASD or pursuant to the blue sky law of any state or such as may be required under any Energy Law, as to which counsel need not express any opinion.

         11. None of the Issuer or the Subsidiary Guarantors is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act.

         12. After due inquiry, such counsel does not know of any legal or governmental proceedings pending or threatened to which the Issuer or any Subsidiary Guarantor is a party or to which any of the properties of the Issuer or any Subsidiary Guarantors is subject other than proceedings which such counsel believes are not likely to have a Material Adverse Effect or any effect on the power or ability of the Issuer or any Subsidiary Guarantor to perform its obligations under the Operative Documents or to consummate the transactions contemplated thereby.

         13. Each of the Operative Documents conform in all material respects to the descriptions thereof contained in the Offering Memorandum; the statements in the Offering Memorandum under the captions "Description of Notes," "Description of Other Indebtedness," "Certain U.S. Federal Income Tax Considerations" and "Transfer Restrictions" in the Offering Memorandum, insofar as such statements constitute a summary of the laws, regulations, legal matters, documents or proceedings referred to therein, fairly summarize the matters referred to therein.

         14. Assuming the accuracy of the representations and warranties of the Issuer and the Subsidiary Guarantors in Sections 3(k) and 3(l) and the second and third sentences of Sections 4(A)(25) of the Agreement and of the Initial Purchasers in Section 4(B) of the Agreement, the offer and sale of the Notes to the Initial Purchasers in the manner contemplated by the Agreement or in connection with the initial resale of such Notes by the Initial Purchasers will be exempt from the registration requirements of the Act; and it is not necessary to qualify an indenture in respect of the Notes or Subsidiary Guarantees under the Trust Indenture Act in connection with such offer and sale of the Notes.

         15. The Offering Memorandum (except as to the financial statements and other financial data contained therein) complies as to form in all material respects with the requirements of the Act and the Trust Indenture Act as if it were a prospectus filed under the Act, and to such counsel's


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

knowledge, there are no contracts, licenses, agreements, leases or documents of a character that would be required to be summarized or described in the Offering Memorandum if it were a prospectus filed under the Act that are not described in the Offering Memorandum.

         In addition, such opinion shall include a statement that such counsel has participated in conferences with officers and other representatives of the Issuer and the Subsidiary Guarantors and representatives of the independent public accountants of the Issuer and representatives of the Initial Purchasers at which the contents of the Offering Memorandum were discussed, and although such counsel has not independently verified and does not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Offering Memorandum (except as and to the extent stated in subparagraph 13 above), on the basis of the foregoing (relying as to materiality to upon the opinions of officers and other representatives of the Company), no facts have come to the attention of such counsel that causes them to believe that the Offering Memorandum, after giving effect to any amendment or supplement thereof made prior to the Closing Date, as of its date or at the Closing Date contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no comment with respect to the financial statements and schedules and statistical and market-related data included in the Offering Memorandum).

         Such opinion shall state that it is rendered to the Initial Purchasers at the request of the Issuer.


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